Investments	12 Months Ended
Dec. 31, 2025
EBP 030
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investments
3. Investments

The Plan Administrator periodically reviews the investment options available in the Plan to ensure that they continue to help participants reach retirement savings goals.

The Plan offered the following investment fund types during 2025 and 2024:

Dover Stock Fund:
The Dover Stock Fund invests in Dover common stock and contains a nominal balance in money market instruments for liquidity purposes.
Mutual fund:
The mutual fund is traded in an active market and valued by obtaining quoted prices from nationally recognized securities exchanges and invests in domestic common stock.

Collective funds:
The collective funds are valued at their respective Net Asset Value ("NAV") as reported by such trust. The NAV is used as a practical expedient to estimate fair value based on the underlying assets of the trust. The fair value of the underlying assets is obtained by the Plan's trustee from information provided by each fund manager using their respective audited financial statements of the collective trusts at year end. Generally there are no restrictions on redemption of these investments, however, some investments may require an advance written notice to the trustee prior to redemption of trust units.

Dover Stable Value Fund:
The Dover Stable Value Fund invests in a diversified portfolio of fully benefit-responsive guaranteed investment contracts ("GICs"), including traditional and constant duration synthetic GICs and a money market fund. The money market fund is held at fair value and included in interest-bearing cash. See Note 4 — Fair Value Measurements.

The traditional GICs held by the Plan are guaranteed investment contracts where the contract issuer is contractually obligated to repay the principal on a specified date and interest at a specified interest rate. The crediting rate for traditional GICs is based on a competitive quote by the contract issuer and is fixed until maturity. The constant duration synthetic GICs are wrapper contracts paired with underlying investments which are owned by the Plan. The crediting rate for the constant duration synthetic GICs is based on a formula established by the contract issuer and is variable through maturity. The GICs allow participant-directed transactions to be made at contract value, which represents contributions plus interest earned, less benefits paid and transfers to other funds.

For both traditional and constant duration synthetic GICs, withdrawals and transfers resulting from certain events may limit the ability of the Plan to transact at contract value with the issuer of fully benefit-responsive investment contracts. These events include but are not limited to the following: (1) employer-initiated events which would have a material number of participants leave the Plan; (2) employer communications designed to induce participants to transfer from the fund; (3) a legal regulatory event such as an adverse ruling by a regulatory agency; and (4) changes of tax qualification status of the employer or the Plan. In such circumstances, fair market value would likely be used to determine payouts to participants. In general, the Plan may terminate the contract and settle at other than contract value due to breach of material obligations under the contract and misrepresentation by the contract holder, failure of the underlying portfolio to conform to the pre-established investment guidelines, or a request by the Plan sponsor to terminate or partially terminate the contract at fair market value. At this time, the Plan does not believe that an event limiting the Plan’s ability to transact with participants at contract value is probable.

The following table reflects the contract value for each type of fully benefit-responsive investment contract as of December 31, 2025 and 2024:

	As of December 31,
	2025	2024
Traditional GICs	$4,066	$4,596
Constant duration synthetic GICs	94,045	95,581
Total	$98,111	$100,177